PIMCO Funds

Supplement Dated April 11, 2007 to the

Statement of Additional Information

dated December 28, 2006

Disclosure Related to All Funds

Effective immediately, the first sentence of the first paragraph in the “Investment Objectives and Policies–Foreign Currency Transactions” section on page 29 of the Statement of Additional Information is replaced in its entirety as follows:

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”).

Disclosure Related to the PIMCO Diversified Income Fund and PIMCO Floating Income Fund

Effective immediately, the paragraph entitled “Currency Hedging” on pages 50-51 of the Statement of Additional Information is replaced in its entirety as follows:

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the Convertible Fund, Developing Local Markets Fund, Diversified Income Fund, Emerging Local Bond Fund, Emerging Markets Bond Fund, Floating Income Fund, Foreign Bond Fund (Unhedged), Global Bond Fund (Unhedged), and International StocksPLUS® TR Strategy Fund (Unhedged), will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. With respect to the fixed income investments of the International StocksPLUS® TR Strategy Fund (Unhedged), the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. There can be no assurance that currency hedging techniques will be successful.

Disclosure Related to the PIMCO High Yield Fund

Effective immediately, the following sentence is inserted at the end of footnote numbers 7 and 9 on page 71 of the Statement of Additional Information in the subsection titled “Portfolio Managers–Other Accounts Managed”:

On April 11, 2007, Mark T. Hudoff replaced Raymond G. Kennedy as the portfolio manager to the High Yield Fund.

Also, effective immediately, a footnote is inserted to the rows providing information for Mr. Hudoff and Mr. Kennedy in the table on page 74 of the Statement of Additional Information in the subsection titled “Portfolio Managers–Securities Ownership”:

1 On April 11, 2007, Mark T. Hudoff replaced Raymond G. Kennedy as the portfolio manager to the High Yield Fund. As of February 28, 2007, Mr. Hudoff did not own any shares in the High Yield Fund.